EXHIBIT 99.1

First Financial Bancorp. Reports Fourth Quarter and Full Year 2016 Financial Results and Announces Dividend Increase

Full Year Earnings per Share Increased 18% Compared to 2015;
Quarterly Shareholder Dividend Increased to $0.17 per Share

Cincinnati, Ohio - January 19, 2017 - First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the fourth quarter and full year 2016. For the three months ended December 31, 2016, the Company reported net income of $23.3 million, or $0.38 per diluted common share. These results compare to net income of $22.9 million, or $0.37 per diluted common share, for the third quarter of 2016 and $19.8 million, or $0.32 per diluted common share, for the fourth quarter of 2015. For the twelve months ended December 31, 2016, First Financial had earnings per diluted common share of $1.43 compared to $1.21 for the same period in 2015.

Return on average assets for the fourth quarter of 2016 was 1.11% while return on average tangible common equity was 14.19%. These compare to a return on average assets of 1.09% and return on average tangible common equity of 14.08% in the third quarter of 2016 and a return on average assets of 0.99% and a return on average tangible common equity of 12.98% in the fourth quarter of 2015.

First Financial's Board of Directors also announced a 6.3% increase in the quarterly dividend to $0.17 per share, payable on April 3, 2017 to shareholders of record as of March 2, 2017.

Fourth quarter and full year 2016 highlights include:

•	Net income increased $0.4 million, or 1.9%, compared to the linked quarter; $13.5 million, or 17.9%, increase for the full year

•	Loan balances declined $32.0 million, or 0.6%, compared to the linked quarter; loan balances increased $368.7 million, or 6.8%, for the full year

•	Total deposits increased $187.1 million, or 3.0%, from the linked quarter; $346.2 million, or 5.6% increase for the full year

•	Net interest margin increased 5 basis points compared to the linked quarter to 3.66%; 3.71% on a fully tax equivalent basis

•	Continued solid fourth quarter and full year credit performance with lower nonaccrual, nonperforming and classified asset balances

•	Linked quarter improvement in capital ratios; tier 1 capital ratio of 10.46%, total capital ratio of 13.1% and leverage ratio of 8.59%

•	Disciplined expense management reflected in fourth quarter efficiency ratio of 57.6%; 58.8% for the full year

Claude Davis, Chief Executive Officer, commented, “We are extremely pleased with another solid quarter, which was our 105th consecutive quarter of profitability. Proactive balance sheet management and an improved net interest margin resulted in strong quarterly earnings. Capital ratios improved during the period and our fourth quarter results continued to reflect a steady credit environment and disciplined expense management."

"Looking at full year results, 2016 was a particularly strong year for First Financial. With recent acquisitions fully integrated, we were able to concentrate our efforts on organic growth and delivering exceptional client service. These efforts led to a 17.9% increase in full year net income as well as 6.8% and 5.6% loan and deposit growth, respectively.”

"As we head into 2017, we will continue to focus on organic growth and capitalizing on the momentum generated by our 2016 efforts. We believe our balance sheet is well positioned for the current interest rate environment and our capital levels and earnings consistency position us to take advantage of strategic opportunities should they arise. Our company remains positioned for continued success and further progress toward our stated goal of sustained top quartile performance in the new year."

This release announcing our fourth quarter and full year 2016 financial results includes an accompanying slide presentation, which management intends to refer to during the conference call on Friday, January 20, 2017.

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Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, January 20, 2017 at 8:30 a.m. Eastern Standard Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10084369. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information and any non-GAAP reconciliations related to this release is available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of December 31, 2016, the Company had $8.4 billion in assets, $5.8 billion in loans, $6.5 billion in deposits and $865.2 million in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its four lines of business: Commercial and Private Banking, Retail Banking, Investment Commercial Real Estate and Commercial Finance. These business units provide traditional banking services to business and retail clients. Commercial and Private Banking includes First Financial Wealth Management, which provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.4 billion in assets under management as of December 31, 2016. The Company’s primary operating markets are located in Ohio, Indiana and Kentucky where it operates 102 banking centers, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations is available at www.bankatfirst.com.

Forward-Looking Statement
This earnings release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not based on historical or current facts, but rather on our current beliefs, expectations, assumptions and projections about our business, the economy and other future conditions. Forward-looking statements often include words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” ‘‘intends,’’ “could,” “should,” and other similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.
As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the Company’s ability to comply with the terms of loss sharing agreements with the FDIC; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov.
Forward-looking statements are meaningful only on the date when such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date on which a forward-looking statement is made.

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Contact Information
Investors/Analysts                    Media
John Gavigan                        Adam Kiefaber
Chief Financial Officer                    Media Relations
(513) 887-5400                        (513) 979-5735
InvestorRelations@bankatfirst.com            adam.kiefaber@bankatfirst.com

4

Selected Financial Information
December 31, 2016
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Twelve months ended,
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	2016	2015
RESULTS OF OPERATIONS
Net income	$23,294	$22,850	$22,568	$19,814	$19,820	$88,526	$75,063
Net earnings per share - basic	$0.38	$0.37	$0.37	$0.32	$0.33	$1.45	$1.23
Net earnings per share - diluted	$0.38	$0.37	$0.36	$0.32	$0.32	$1.43	$1.21
Dividends declared per share	$0.16	$0.16	$0.16	$0.16	$0.16	$0.64	$0.64

KEY FINANCIAL RATIOS
Return on average assets	1.11%	1.09%	1.11%	0.98%	0.99%	1.07%	1.00%
Return on average shareholders' equity	10.73%	10.62%	10.84%	9.70%	9.62%	10.48%	9.33%
Return on average tangible shareholders' equity	14.19%	14.08%	14.49%	13.06%	12.98%	13.96%	12.66%

Net interest margin	3.66%	3.61%	3.61%	3.62%	3.63%	3.62%	3.60%
Net interest margin (fully tax equivalent) (1)	3.71%	3.66%	3.67%	3.68%	3.69%	3.68%	3.66%

Ending shareholders' equity as a percent of ending assets	10.25%	10.29%	10.19%	10.09%	9.93%	10.25%	9.93%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	7.96%	7.97%	7.85%	7.71%	7.53%	7.96%	7.53%
Risk-weighted assets	9.73%	9.63%	9.51%	9.49%	9.47%	9.73%	9.47%

Average shareholders' equity as a percent of average assets	10.33%	10.29%	10.21%	10.12%	10.29%	10.24%	10.73%
Average tangible shareholders' equity as a percent of
average tangible assets	8.01%	7.96%	7.83%	7.71%	7.83%	7.89%	8.13%

Book value per share	$13.96	$13.90	$13.67	$13.36	$13.13	$13.96	$13.13
Tangible book value per share	$10.56	$10.50	$10.26	$9.94	$9.69	$10.56	$9.69

Common equity tier 1 ratio (2)	10.46%	10.20%	10.07%	10.16%	10.28%	10.46%	10.28%
Tier 1 ratio (2)	10.46%	10.20%	10.07%	10.16%	10.29%	10.46%	10.29%
Total capital ratio (2)	13.10%	12.82%	12.70%	12.84%	13.04%	13.10%	13.04%
Leverage ratio (2)	8.59%	8.45%	8.38%	8.27%	8.33%	8.59%	8.33%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$5,780,865	$5,743,773	$5,569,080	$5,417,812	$5,248,465	$5,628,617	$4,962,834
FDIC indemnification asset	12,782	14,031	15,404	17,138	18,437	14,831	20,274
Investment securities	1,816,944	1,811,240	1,869,540	1,938,772	1,934,173	1,858,878	1,832,430
Interest-bearing deposits with other banks	19,557	22,116	21,687	24,291	18,920	21,907	24,430
Total earning assets	$7,630,148	$7,591,160	$7,475,711	$7,398,013	$7,219,995	$7,524,233	$6,839,968
Total assets	$8,359,912	$8,322,156	$8,203,837	$8,118,945	$7,950,278	$8,251,703	$7,504,069
Noninterest-bearing deposits	$1,544,598	$1,453,842	$1,441,068	$1,386,768	$1,402,283	$1,456,802	$1,339,802
Interest-bearing deposits	5,012,613	4,746,887	4,867,439	4,749,253	4,845,056	4,844,243	4,568,637
Total deposits	$6,557,211	$6,200,729	$6,308,507	$6,136,021	$6,247,339	$6,301,045	$5,908,439
Borrowings	$815,928	$1,153,042	$965,951	$1,065,739	$763,408	$1,000,079	$697,422
Shareholders' equity	$863,509	$856,296	$837,412	$821,588	$817,756	$844,784	$804,916

CREDIT QUALITY RATIOS
Allowance to ending loans	1.01%	1.00%	0.99%	0.98%	0.99%	1.01%	0.99%
Allowance to nonaccrual loans	326.91%	314.84%	254.56%	244.16%	190.73%	326.91%	190.73%
Allowance to nonperforming loans	120.83%	114.17%	112.74%	103.07%	93.89%	120.83%	93.89%
Nonperforming loans to total loans	0.83%	0.87%	0.88%	0.95%	1.06%	0.83%	1.06%
Nonperforming assets to ending loans, plus OREO	0.94%	1.00%	1.04%	1.16%	1.30%	0.94%	1.30%
Nonperforming assets to total assets	0.64%	0.69%	0.72%	0.78%	0.86%	0.64%	0.86%
Net charge-offs to average loans (annualized)	0.17%	0.05%	0.08%	0.10%	0.14%	0.10%	0.18%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) December 31, 2016 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Twelve months ended,
	Dec. 31,			Dec. 31,
	2016	2015	% Change	2016	2015	% Change
Interest income
Loans, including fees	$67,883	$62,502	8.6%	$262,703	$230,246	14.1%
Investment securities
Taxable	10,698	10,702	0.0%	43,103	39,577	8.9%
Tax-exempt	1,134	1,192	(4.9)%	4,535	4,611	(1.6)%
Total investment securities interest	11,832	11,894	(0.5)%	47,638	44,188	7.8%
Other earning assets	(1,068)	(1,164)	8.2%	(4,391)	(4,675)	(6.1)%
Total interest income	78,647	73,232	7.4%	305,950	269,759	13.4%

Interest expense
Deposits	6,026	5,172	16.5%	22,613	19,474	16.1%
Short-term borrowings	915	434	110.8%	4,506	1,364	230.4%
Long-term borrowings	1,540	1,543	(0.2)%	6,160	2,419	154.7%
Total interest expense	8,481	7,149	18.6%	33,279	23,257	43.1%
Net interest income	70,166	66,083	6.2%	272,671	246,502	10.6%
Provision for loan and lease losses	2,761	1,864	48.1%	10,140	9,641	5.2%
Net interest income after provision for loan and lease losses	67,405	64,219	5.0%	262,531	236,861	10.8%

Noninterest income
Service charges on deposit accounts	5,041	4,755	6.0%	18,933	19,015	(0.4)%
Trust and wealth management fees	3,241	3,086	5.0%	13,200	13,128	0.5%
Bankcard income	3,136	3,077	1.9%	12,132	11,578	4.8%
Client derivative fees	466	945	(50.7)%	4,570	4,389	4.1%
Net gains from sales of loans	1,711	1,325	29.1%	6,804	6,471	5.1%
Net gains on sale of investment securities	0	2	(100.0)%	234	1,505	(84.5)%
FDIC loss sharing income	(419)	(164)	155.5%	(1,563)	(2,487)	(37.2)%
Accelerated discount on covered / formerly covered loans	1,197	785	52.5%	3,850	10,791	(64.3)%
Other	2,573	2,008	28.1%	11,441	10,812	5.8%
Total noninterest income	16,946	15,819	7.1%	69,601	75,202	(7.4)%

Noninterest expenses
Salaries and employee benefits	31,127	29,632	5.0%	122,361	111,792	9.5%
Net occupancy	4,338	4,337	0.0%	18,329	18,232	0.5%
Furniture and equipment	2,181	2,185	(0.2)%	8,663	8,722	(0.7)%
Data processing	3,095	2,843	8.9%	11,406	10,863	5.0%
Marketing	1,458	1,052	38.6%	3,965	3,723	6.5%
Communication	404	502	(19.5)%	1,889	2,161	(12.6)%
Professional services	1,731	1,833	(5.6)%	6,303	9,622	(34.5)%
State intangible tax	117	598	(80.4)%	2,034	2,331	(12.7)%
FDIC assessments	1,001	1,139	(12.1)%	4,293	4,446	(3.4)%
Loss (gain) - other real estate owned	(953)	772	(223.4)%	(1,212)	1,861	(165.1)%
Loss sharing expense	141	414	(65.9)%	696	1,865	(62.7)%
Other	5,523	5,977	(7.6)%	22,674	25,512	(11.1)%
Total noninterest expenses	50,163	51,284	(2.2)%	201,401	201,130	0.1%
Income before income taxes	34,188	28,754	18.9%	130,731	110,933	17.8%
Income tax expense	10,894	8,934	21.9%	42,205	35,870	17.7%
Net income	$23,294	$19,820	17.5%	$88,526	$75,063	17.9%

ADDITIONAL DATA
Net earnings per share - basic	$0.38	$0.33		$1.45	$1.23
Net earnings per share - diluted	$0.38	$0.32		$1.43	$1.21
Dividends declared per share	$0.16	$0.16		$0.64	$0.64

Return on average assets	1.11%	0.99%		1.07%	1.00%
Return on average shareholders' equity	10.73%	9.62%		10.48%	9.33%

Interest income	$78,647	$73,232	7.4%	$305,950	$269,759	13.4%
Tax equivalent adjustment	1,077	1,046	3.0%	4,215	4,017	4.9%
Interest income - tax equivalent	79,724	74,278	7.3%	310,165	273,776	13.3%
Interest expense	8,481	7,149	18.6%	33,279	23,257	43.1%
Net interest income - tax equivalent	$71,243	$67,129	6.1%	$276,886	$250,519	10.5%

Net interest margin	3.66%	3.63%		3.62%	3.60%
Net interest margin (fully tax equivalent) (1)	3.71%	3.69%		3.68%	3.66%

Full-time equivalent employees	1,420	1,400

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2016
	Fourth	Third	Second	First	Full	% Change
	Quarter	Quarter	Quarter	Quarter	Year	Linked Qtr.
Interest income
Loans, including fees	$67,883	$66,997	$64,424	$63,399	$262,703	1.3%
Investment securities
Taxable	10,698	10,326	10,706	11,373	43,103	3.6%
Tax-exempt	1,134	1,083	1,156	1,162	4,535	4.7%
Total investment securities interest	11,832	11,409	11,862	12,535	47,638	3.7%
Other earning assets	(1,068)	(1,081)	(1,103)	(1,139)	(4,391)	1.2%
Total interest income	78,647	77,325	75,183	74,795	305,950	1.7%

Interest expense
Deposits	6,026	5,600	5,457	5,530	22,613	7.6%
Short-term borrowings	915	1,368	1,053	1,170	4,506	(33.1)%
Long-term borrowings	1,540	1,539	1,541	1,540	6,160	0.1%
Total interest expense	8,481	8,507	8,051	8,240	33,279	(0.3)%
Net interest income	70,166	68,818	67,132	66,555	272,671	2.0%
Provision for loan and lease losses	2,761	1,687	4,037	1,655	10,140	63.7%
Net interest income after provision for loan and lease losses	67,405	67,131	63,095	64,900	262,531	0.4%

Noninterest income
Service charges on deposit accounts	5,041	5,056	4,455	4,381	18,933	(0.3)%
Trust and wealth management fees	3,241	3,236	3,283	3,440	13,200	0.2%
Bankcard income	3,136	2,984	3,130	2,882	12,132	5.1%
Client derivative fees	466	1,210	1,799	1,095	4,570	(61.5)%
Net gains from sales of loans	1,711	2,066	1,846	1,181	6,804	(17.2)%
Net gains on sale of investment securities	0	398	(188)	24	234	(100.0)%
FDIC loss sharing income	(419)	(638)	59	(565)	(1,563)	(34.3)%
Accelerated discount on covered / formerly covered loans	1,197	491	1,191	971	3,850	143.8%
Other	2,573	2,146	4,619	2,103	11,441	19.9%
Total noninterest income	16,946	16,949	20,194	15,512	69,601	0.0%

Noninterest expenses
Salaries and employee benefits	31,127	32,093	29,526	29,615	122,361	(3.0)%
Net occupancy	4,338	4,543	4,491	4,957	18,329	(4.5)%
Furniture and equipment	2,181	2,139	2,130	2,213	8,663	2.0%
Data processing	3,095	2,828	2,765	2,718	11,406	9.4%
Marketing	1,458	641	801	1,065	3,965	127.5%
Communication	404	527	477	481	1,889	(23.3)%
Professional services	1,731	1,460	1,299	1,813	6,303	18.6%
State intangible tax	117	639	639	639	2,034	(81.7)%
FDIC assessments	1,001	1,048	1,112	1,132	4,293	(4.5)%
Loss (gain) - other real estate owned	(953)	(112)	43	(190)	(1,212)	750.9%
Loss sharing expense	141	270	(12)	297	696	(47.8)%
Other	5,523	5,029	6,142	5,980	22,674	9.8%
Total noninterest expenses	50,163	51,105	49,413	50,720	201,401	(1.8)%
Income before income taxes	34,188	32,975	33,876	29,692	130,731	3.7%
Income tax expense	10,894	10,125	11,308	9,878	42,205	7.6%
Net income	$23,294	$22,850	$22,568	$19,814	$88,526	1.9%

ADDITIONAL DATA
Net earnings per share - basic	$0.38	$0.37	$0.37	$0.32	$1.45
Net earnings per share - diluted	$0.38	$0.37	$0.36	$0.32	$1.43
Dividends declared per share	$0.16	$0.16	$0.16	$0.16	$0.64

Return on average assets	1.11%	1.09%	1.11%	0.98%	1.07%
Return on average shareholders' equity	10.73%	10.62%	10.84%	9.70%	10.48%

Interest income	$78,647	$77,325	$75,183	$74,795	$305,950	1.7%
Tax equivalent adjustment	1,077	1,028	1,058	1,052	4,215	4.8%
Interest income - tax equivalent	79,724	78,353	76,241	75,847	310,165	1.7%
Interest expense	8,481	8,507	8,051	8,240	33,279	(0.3)%
Net interest income - tax equivalent	$71,243	$69,846	$68,190	$67,607	$276,886	2.0%

Net interest margin	3.66%	3.61%	3.61%	3.62%	3.62%
Net interest margin (fully tax equivalent) (1)	3.71%	3.66%	3.67%	3.68%	3.68%

Full-time equivalent employees	1,420	1,402	1,403	1,390

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2015
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans, including fees	$62,502	$58,694	$54,586	$54,464	$230,246
Investment securities
Taxable	10,702	9,986	9,281	9,608	39,577
Tax-exempt	1,192	1,163	1,139	1,117	4,611
Total investment securities interest	11,894	11,149	10,420	10,725	44,188
Other earning assets	(1,164)	(1,168)	(1,162)	(1,181)	(4,675)
Total interest income	73,232	68,675	63,844	64,008	269,759

Interest expense
Deposits	5,172	4,861	4,621	4,820	19,474
Short-term borrowings	434	374	253	303	1,364
Long-term borrowings	1,543	281	296	299	2,419
Total interest expense	7,149	5,516	5,170	5,422	23,257
Net interest income	66,083	63,159	58,674	58,586	246,502
Provision for loan and lease losses	1,864	2,647	3,070	2,060	9,641
Net interest income after provision for loan and lease losses	64,219	60,512	55,604	56,526	236,861

Noninterest income
Service charges on deposit accounts	4,755	4,934	4,803	4,523	19,015
Trust and wealth management fees	3,086	3,134	3,274	3,634	13,128
Bankcard income	3,077	2,909	2,972	2,620	11,578
Client derivative fees	945	1,604	878	962	4,389
Net gains from sales of loans	1,325	1,758	1,924	1,464	6,471
Net gains on sale of investment securities	2	409	1,094	0	1,505
FDIC loss sharing income	(164)	(973)	(304)	(1,046)	(2,487)
Accelerated discount on covered / formerly covered loans	785	3,820	4,094	2,092	10,791
Other	2,008	2,760	2,680	3,364	10,812
Total noninterest income	15,819	20,355	21,415	17,613	75,202

Noninterest expenses
Salaries and employee benefits	29,632	27,768	27,451	26,941	111,792
Net occupancy	4,337	4,510	4,380	5,005	18,232
Furniture and equipment	2,185	2,165	2,219	2,153	8,722
Data processing	2,843	2,591	2,657	2,772	10,863
Marketing	1,052	810	973	888	3,723
Communication	502	531	558	570	2,161
Professional services	1,833	4,092	1,727	1,970	9,622
State intangible tax	598	579	577	577	2,331
FDIC assessments	1,139	1,103	1,114	1,090	4,446
Loss (gain) - other real estate owned	772	196	419	474	1,861
Loss sharing expense	414	574	576	301	1,865
Other	5,977	8,073	6,135	5,327	25,512
Total noninterest expenses	51,284	52,992	48,786	48,068	201,130
Income before income taxes	28,754	27,875	28,233	26,071	110,933
Income tax expense	8,934	9,202	9,284	8,450	35,870
Net income	$19,820	$18,673	$18,949	$17,621	$75,063

ADDITIONAL DATA
Net earnings per share - basic	$0.33	$0.31	$0.31	$0.29	$1.23
Net earnings per share - diluted	$0.32	$0.30	$0.31	$0.29	$1.21
Dividends declared per share	$0.16	$0.16	$0.16	$0.16	$0.64

Return on average assets	0.99%	0.97%	1.05%	0.99%	1.00%
Return on average shareholders' equity	9.62%	9.12%	9.49%	9.06%	9.33%

Interest income	$73,232	$68,675	$63,844	$64,008	$269,759
Tax equivalent adjustment	1,046	1,000	988	983	4,017
Interest income - tax equivalent	74,278	69,675	64,832	64,991	273,776
Interest expense	7,149	5,516	5,170	5,422	23,257
Net interest income - tax equivalent	$67,129	$64,159	$59,662	$59,569	$250,519

Net interest margin	3.63%	3.61%	3.56%	3.61%	3.60%
Net interest margin (fully tax equivalent) (1)	3.69%	3.67%	3.62%	3.67%	3.66%

Full-time equivalent employees	1,400	1,394	1,366	1,353

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	% Change	% Change
	2016	2016	2016	2016	2015	Linked Qtr.	Comparable Qtr.
ASSETS
Cash and due from banks	$121,598	$117,982	$106,174	$102,675	$114,841	3.1%	5.9%
Interest-bearing deposits with other banks	82,450	16,765	18,911	15,582	33,734	391.8%	144.4%
Investment securities available-for-sale	1,039,870	1,120,494	1,114,349	1,164,319	1,190,642	(7.2)%	(12.7)%
Investment securities held-to-maturity	763,254	628,497	670,111	702,315	726,259	21.4%	5.1%
Other investments	51,077	51,170	51,261	53,255	53,725	(0.2)%	(4.9)%
Loans held for sale	13,135	17,414	10,494	15,369	20,957	(24.6)%	(37.3)%
Loans and leases
Commercial and industrial	1,781,948	1,782,782	1,794,533	1,744,732	1,663,102	0.0%	7.1%
Lease financing	93,108	96,046	100,263	101,135	93,986	(3.1)%	(0.9)%
Construction - real estate	399,434	380,349	374,949	341,453	311,712	5.0%	28.1%
Commercial - real estate	2,427,577	2,468,083	2,363,456	2,261,857	2,258,297	(1.6)%	7.5%
Residential - real estate	500,980	507,715	512,800	508,512	512,311	(1.3)%	(2.2)%
Home equity	460,388	463,702	467,549	466,010	466,629	(0.7)%	(1.3)%
Installment	50,639	47,825	46,917	41,627	41,506	5.9%	22.0%
Credit card	43,408	43,009	40,746	39,283	41,217	0.9%	5.3%
Total loans	5,757,482	5,789,511	5,701,213	5,504,609	5,388,760	(0.6)%	6.8%
Less
Allowance for loan and lease losses	57,961	57,618	56,708	53,732	53,398	0.6%	8.5%
Net loans	5,699,521	5,731,893	5,644,505	5,450,877	5,335,362	(0.6)%	6.8%
Premises and equipment	131,579	132,082	133,969	138,036	136,603	(0.4)%	(3.7)%
Goodwill and other intangibles	210,625	210,888	211,199	211,533	211,865	(0.1)%	(0.6)%
Accrued interest and other assets	324,858	341,296	349,129	339,593	323,423	(4.8)%	0.4%
Total Assets	$8,437,967	$8,368,481	$8,310,102	$8,193,554	$8,147,411	0.8%	3.6%

LIABILITIES
Deposits
Interest-bearing demand	$1,513,771	$1,494,529	$1,436,078	$1,430,963	$1,414,291	1.3%	7.0%
Savings	2,142,189	2,005,407	1,974,449	1,922,892	1,945,805	6.8%	10.1%
Time	1,321,843	1,346,736	1,279,934	1,414,313	1,406,124	(1.8)%	(6.0)%
Total interest-bearing deposits	4,977,803	4,846,672	4,690,461	4,768,168	4,766,220	2.7%	4.4%
Noninterest-bearing	1,547,985	1,492,011	1,429,163	1,408,609	1,413,404	3.8%	9.5%
Total deposits	6,525,788	6,338,683	6,119,624	6,176,777	6,179,624	3.0%	5.6%
Federal funds purchased and securities sold
under agreements to repurchase	120,212	77,936	80,084	75,499	89,325	54.2%	34.6%
FHLB short-term borrowings	687,700	848,300	1,035,000	894,400	849,100	(18.9)%	(19.0)%
Total short-term borrowings	807,912	926,236	1,115,084	969,899	938,425	(12.8)%	(13.9)%
Long-term debt	119,589	119,549	119,596	119,556	119,540	0.0%	0.0%
Total borrowed funds	927,501	1,045,785	1,234,680	1,089,455	1,057,965	(11.3)%	(12.3)%
Accrued interest and other liabilities	119,454	122,876	109,075	100,735	100,446	(2.8)%	18.9%
Total Liabilities	7,572,743	7,507,344	7,463,379	7,366,967	7,338,035	0.9%	3.2%

SHAREHOLDERS' EQUITY
Common stock	570,382	569,199	567,687	567,497	571,155	0.2%	(0.1)%
Retained earnings	437,188	423,800	410,893	398,224	388,240	3.2%	12.6%
Accumulated other comprehensive loss	(28,443)	(17,522)	(17,688)	(23,209)	(30,580)	62.3%	(7.0)%
Treasury stock, at cost	(113,903)	(114,340)	(114,169)	(115,925)	(119,439)	(0.4)%	(4.6)%
Total Shareholders' Equity	865,224	861,137	846,723	826,587	809,376	0.5%	6.9%
Total Liabilities and Shareholders' Equity	$8,437,967	$8,368,481	$8,310,102	$8,193,554	$8,147,411	0.8%	3.6%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	December 31,
	2016	2016	2016	2016	2015	2016	2015
ASSETS
Cash and due from banks	$122,130	$116,441	$121,426	$117,782	$119,881	$119,444	$115,273
Interest-bearing deposits with other banks	19,557	22,116	21,687	24,291	18,920	21,907	24,430
Investment securities	1,816,944	1,811,240	1,869,540	1,938,772	1,934,173	1,858,878	1,832,430
Loans held for sale	14,729	11,197	11,752	13,216	18,677	12,725	12,974
Loans and leases
Commercial and industrial	1,767,570	1,786,461	1,752,237	1,657,279	1,612,485	1,741,084	1,425,032
Lease financing	93,817	96,518	100,103	94,935	89,200	96,337	83,316
Construction - real estate	376,616	380,894	348,100	322,600	295,574	357,171	249,559
Commercial - real estate	2,470,280	2,400,308	2,294,980	2,270,686	2,180,015	2,359,480	2,148,139
Residential - real estate	503,711	512,341	510,262	509,422	505,208	508,929	499,914
Home equity	461,177	466,062	466,170	466,722	465,131	465,025	461,250
Installment	49,071	47,428	44,438	41,698	41,148	45,673	42,967
Credit card	43,894	42,564	41,038	41,254	41,027	42,193	39,683
Total loans	5,766,136	5,732,576	5,557,328	5,404,596	5,229,788	5,615,892	4,949,860
Less
Allowance for loan and lease losses	58,733	58,284	55,504	54,882	53,731	56,860	54,111
Net loans	5,707,403	5,674,292	5,501,824	5,349,714	5,176,057	5,559,032	4,895,749
Premises and equipment	132,414	133,360	137,927	138,377	138,689	135,505	139,846
Goodwill and other intangibles	210,768	211,029	211,363	211,707	211,722	211,215	170,766
Accrued interest and other assets	335,967	342,481	328,318	325,086	332,159	332,997	312,601
Total Assets	$8,359,912	$8,322,156	$8,203,837	$8,118,945	$7,950,278	$8,251,703	$7,504,069

LIABILITIES
Deposits
Interest-bearing demand	$1,540,755	$1,447,226	$1,483,025	$1,391,591	$1,423,915	$1,465,804	$1,263,388
Savings	2,093,557	2,015,602	2,042,188	1,938,206	2,005,100	2,022,564	1,971,699
Time	1,378,301	1,284,059	1,342,226	1,419,456	1,416,041	1,355,875	1,333,550
Total interest-bearing deposits	5,012,613	4,746,887	4,867,439	4,749,253	4,845,056	4,844,243	4,568,637
Noninterest-bearing	1,544,598	1,453,842	1,441,068	1,386,768	1,402,283	1,456,802	1,339,802
Total deposits	6,557,211	6,200,729	6,308,507	6,136,021	6,247,339	6,301,045	5,908,439
Federal funds purchased and securities sold
under agreements to repurchase	93,452	87,343	86,457	89,349	79,354	89,157	73,191
FHLB short-term borrowings	602,720	946,096	759,919	856,837	564,522	791,300	552,483
Total short-term borrowings	696,172	1,033,439	846,376	946,186	643,876	880,457	625,674
Long-term debt	119,756	119,603	119,575	119,553	119,532	119,622	71,748
Total borrowed funds	815,928	1,153,042	965,951	1,065,739	763,408	1,000,079	697,422
Accrued interest and other liabilities	123,264	112,089	91,967	95,597	121,775	105,795	93,292
Total Liabilities	7,496,403	7,465,860	7,366,425	7,297,357	7,132,522	7,406,919	6,699,153

SHAREHOLDERS' EQUITY
Common stock	569,779	568,203	567,682	570,558	570,510	569,055	571,549
Retained earnings	430,402	419,901	406,788	395,756	385,295	413,277	371,387
Accumulated other comprehensive loss	(22,436)	(17,701)	(21,901)	(26,165)	(18,962)	(22,040)	(19,271)
Treasury stock, at cost	(114,236)	(114,107)	(115,157)	(118,561)	(119,087)	(115,508)	(118,749)
Total Shareholders' Equity	863,509	856,296	837,412	821,588	817,756	844,784	804,916
Total Liabilities and Shareholders' Equity	$8,359,912	$8,322,156	$8,203,837	$8,118,945	$7,950,278	$8,251,703	$7,504,069

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	December 31, 2016		September 30, 2016		December 31, 2015		December 31, 2016		December 31, 2015
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$1,816,944	2.58%	$1,811,240	2.50%	$1,934,173	2.44%	$1,858,878	2.56%	$1,832,430	2.41%
Interest-bearing deposits with other banks	19,557	0.59%	22,116	0.54%	18,920	0.29%	21,907	(4.81)%	24,430	0.27%
Gross loans (2)	5,793,647	4.57%	5,757,804	4.54%	5,266,902	4.62%	5,643,448	4.60%	4,983,108	4.53%
Total earning assets	7,630,148	4.09%	7,591,160	4.04%	7,219,995	4.02%	7,524,233	4.07%	6,839,968	3.94%

Nonearning assets
Allowance for loan and lease losses	(58,733)		(58,284)		(53,731)		(56,860)		(54,111)
Cash and due from banks	122,130		116,441		119,881		119,444		115,273
Accrued interest and other assets	666,367		672,839		664,133		664,886		602,939
Total assets	$8,359,912		$8,322,156		$7,950,278		$8,251,703		$7,504,069

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$1,540,755	0.14%	$1,447,226	0.15%	$1,423,915	0.13%	$1,465,804	0.14%	$1,263,388	0.10%
Savings	2,093,557	0.31%	2,015,602	0.27%	2,005,100	0.20%	2,022,564	0.27%	1,971,699	0.21%
Time	1,378,301	1.11%	1,284,059	1.14%	1,416,041	1.03%	1,355,875	1.10%	1,333,550	1.06%
Total interest-bearing deposits	5,012,613	0.48%	4,746,887	0.47%	4,845,056	0.42%	4,844,243	0.47%	4,568,637	0.43%
Borrowed funds
Short-term borrowings	696,172	0.52%	1,033,439	0.53%	643,876	0.27%	880,457	0.51%	625,674	0.22%
Long-term debt	119,756	5.10%	119,603	5.11%	119,532	5.12%	119,622	5.15%	71,748	3.37%
Total borrowed funds	815,928	1.19%	1,153,042	1.00%	763,408	1.03%	1,000,079	1.07%	697,422	0.54%
Total interest-bearing liabilities	5,828,541	0.58%	5,899,929	0.57%	5,608,464	0.51%	5,844,322	0.57%	5,266,059	0.44%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	1,544,598		1,453,842		1,402,283		1,456,802		1,339,802
Other liabilities	123,264		112,089		121,775		105,795		93,292
Shareholders' equity	863,509		856,296		817,756		844,784		804,916
Total liabilities & shareholders' equity	$8,359,912		$8,322,156		$7,950,278		$8,251,703		$7,504,069

Net interest income (1)	$70,166		$68,818		$66,083		$272,671		$246,502
Net interest spread (1)		3.51%		3.47%		3.51%		3.50%		3.50%
Net interest margin (1)		3.66%		3.61%		3.63%		3.62%		3.60%

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$386	$37	$423	$701	$(763)	$(62)	$2,772	$678	$3,450
Interest-bearing deposits with other banks	3	(4)	(1)	14	1	15	(1,239)	121	(1,118)
Gross loans (2)	487	413	900	(610)	6,072	5,462	3,511	30,348	33,859
Total earning assets	876	446	1,322	105	5,310	5,415	5,044	31,147	36,191

Interest-bearing liabilities
Total interest-bearing deposits	$107	$319	$426	$653	$201	$854	$1,852	$1,287	$3,139
Borrowed funds
Short-term borrowings	(10)	(443)	(453)	412	69	481	1,838	1,304	3,142
Long-term debt	(1)	2	1	(6)	3	(3)	1,276	2,465	3,741
Total borrowed funds	(11)	(441)	(452)	406	72	478	3,114	3,769	6,883
Total interest-bearing liabilities	96	(122)	(26)	1,059	273	1,332	4,966	5,056	10,022
Net interest income (1)	$780	$568	$1,348	$(954)	$5,037	$4,083	$78	$26,091	$26,169

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Full Year	Full Year
	2016	2016	2016	2016	2015	2016	2015
ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$57,618	$56,708	$53,732	$53,398	$53,332	$53,398	$52,858
Provision for loan and lease losses	2,761	1,687	4,037	1,655	1,864	10,140	9,641
Gross charge-offs
Commercial and industrial	1,590	296	265	479	777	2,630	5,408
Construction - real estate	(2)	64	28	3	0	93	85
Commercial - real estate	990	1,135	1,596	1,262	4,415	4,983	10,083
Residential - real estate	224	90	28	45	82	387	1,531
Home equity	232	475	398	340	633	1,445	1,891
Installment	60	223	30	73	129	386	509
Other	326	267	357	240	242	1,190	1,049
Total gross charge-offs	3,420	2,550	2,702	2,442	6,278	11,114	20,556
Recoveries
Commercial and industrial	186	327	420	222	841	1,155	3,724
Construction - real estate	51	6	202	26	104	285	253
Commercial - real estate	382	997	681	442	2,927	2,502	5,214
Residential - real estate	54	38	81	63	214	236	558
Home equity	144	257	131	188	104	720	1,001
Installment	118	56	62	99	216	335	463
Other	67	92	64	81	74	304	242
Total recoveries	1,002	1,773	1,641	1,121	4,480	5,537	11,455
Total net charge-offs	2,418	777	1,061	1,321	1,798	5,577	9,101
Ending allowance for loan and lease losses	$57,961	$57,618	$56,708	$53,732	$53,398	$57,961	$53,398

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.32%	(0.01)%	(0.04)%	0.06%	(0.02)%	0.08%	0.12%
Construction - real estate	(0.06)%	0.06%	(0.20)%	(0.03)%	(0.14)%	(0.05)%	(0.07)%
Commercial - real estate	0.10%	0.02%	0.16%	0.15%	0.27%	0.11%	0.23%
Residential - real estate	0.13%	0.04%	(0.04)%	(0.01)%	(0.10)%	0.03%	0.19%
Home equity	0.08%	0.19%	0.23%	0.13%	0.45%	0.16%	0.19%
Installment	(0.47)%	1.40%	(0.29)%	(0.25)%	(0.84)%	0.11%	0.11%
Other	0.75%	0.50%	0.83%	0.47%	0.51%	0.64%	0.66%
Total net charge-offs	0.17%	0.05%	0.08%	0.10%	0.14%	0.10%	0.18%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$2,419	$3,201	$2,980	$3,917	$8,405	$2,419	$8,405
Construction - real estate	0	0	0	0	0	0	0
Commercial - real estate	6,098	5,985	8,750	8,577	9,418	6,098	9,418
Residential - real estate	5,251	4,759	4,824	4,243	5,027	5,251	5,027
Home equity	3,400	3,815	4,123	5,036	4,898	3,400	4,898
Installment	367	327	433	113	127	367	127
Lease financing	195	214	1,167	121	122	195	122
Nonaccrual loans	17,730	18,301	22,277	22,007	27,997	17,730	27,997
Accruing troubled debt restructurings (TDRs)	30,240	32,164	28,022	30,127	28,876	30,240	28,876
Total nonperforming loans	47,970	50,465	50,299	52,134	56,873	47,970	56,873
Other real estate owned (OREO)	6,284	7,577	9,302	11,939	13,254	6,284	13,254
Total nonperforming assets	54,254	58,042	59,601	64,073	70,127	54,254	70,127
Accruing loans past due 90 days or more	142	130	981	59	108	142	108
Total underperforming assets	$54,396	$58,172	$60,582	$64,132	$70,235	$54,396	$70,235
Total classified assets	$125,155	$142,169	$143,331	$133,940	$132,431	$125,155	$132,431

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	326.91%	314.84%	254.56%	244.16%	190.73%	326.91%	190.73%
Nonperforming loans	120.83%	114.17%	112.74%	103.07%	93.89%	120.83%	93.89%
Total ending loans	1.01%	1.00%	0.99%	0.98%	0.99%	1.01%	0.99%
Nonperforming loans to total loans	0.83%	0.87%	0.88%	0.95%	1.06%	0.83%	1.06%
Nonperforming assets to
Ending loans, plus OREO	0.94%	1.00%	1.04%	1.16%	1.30%	0.94%	1.30%
Total assets	0.64%	0.69%	0.72%	0.78%	0.86%	0.64%	0.86%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.42%	0.45%	0.55%	0.62%	0.76%	0.42%	0.76%
Total assets	0.28%	0.31%	0.38%	0.41%	0.51%	0.28%	0.51%

(1) Nonaccrual loans include nonaccrual TDRs of $5.1 million, $5.6 million, $8.0 million, $7.5 million, and $9.3 million, as of December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Twelve months ended,
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2016	2016	2016	2016	2015	2016	2015
PER COMMON SHARE
Market Price
High	$29.35	$22.52	$20.16	$18.36	$20.72	$29.35	$20.72
Low	$21.05	$18.83	$17.49	$14.91	$17.83	$14.91	$16.52
Close	$28.45	$21.84	$19.45	$18.18	$18.07	$28.45	$18.07

Average shares outstanding - basic	61,311,068	61,280,283	61,194,254	61,036,797	60,985,096	61,206,093	61,062,657
Average shares outstanding - diluted	62,080,683	62,086,067	62,027,008	61,840,247	61,861,182	61,985,422	61,847,547
Ending shares outstanding	61,979,552	61,952,873	61,959,529	61,855,027	61,641,680	61,979,552	61,641,680

Total shareholders' equity	$865,224	$861,137	$846,723	$826,587	$809,376	$865,224	$809,376

REGULATORY CAPITAL (1)	Preliminary					Preliminary
Common equity tier 1 capital	$703,891	$688,363	$673,313	$658,001	$648,748	$703,891	$648,748
Common equity tier 1 capital ratio	10.46%	10.20%	10.07%	10.16%	10.28%	10.46%	10.28%
Tier 1 capital	$703,995	$688,467	$673,417	$658,105	$648,852	$703,995	$648,852
Tier 1 ratio	10.46%	10.20%	10.07%	10.16%	10.29%	10.46%	10.29%
Total capital	$881,158	$865,248	$849,303	$831,924	$822,431	$881,158	$822,431
Total capital ratio	13.10%	12.82%	12.70%	12.84%	13.04%	13.10%	13.04%
Total capital in excess of minimum
requirement	$300,804	$282,996	$272,708	$273,135	$317,780	$300,804	$317,780
Total risk-weighted assets	$6,728,737	$6,750,750	$6,685,158	$6,478,716	$6,308,139	$6,728,737	$6,308,139
Leverage ratio	8.59%	8.45%	8.38%	8.27%	8.33%	8.59%	8.33%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	10.25%	10.29%	10.19%	10.09%	9.93%	10.25%	9.93%
Ending tangible shareholders' equity to ending tangible assets	7.96%	7.97%	7.85%	7.71%	7.53%	7.96%	7.53%
Average shareholders' equity to average assets	10.33%	10.29%	10.21%	10.12%	10.29%	10.24%	10.73%
Average tangible shareholders' equity to average tangible assets	8.01%	7.96%	7.83%	7.71%	7.83%	7.89%	8.13%

REPURCHASE PROGRAM (2)
Shares repurchased	0	0	0	0	91,032	0	239,967
Average share repurchase price	N/A	N/A	N/A	N/A	$18.85	N/A	$18.75
Total cost of shares repurchased	N/A	N/A	N/A	N/A	$1,716	N/A	$4,499

(1) 2015 amounts and ratios are calculated under the Basel III standardized approach
(2) Represents share repurchases as part of publicly announced plans.
N/A = Not applicable